EXHIBIT 32.1

Certification of CEO

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Gateway, Inc., a Delaware corporation (“Gateway”), does hereby certify that:

a) The Annual Report on Form 10-K for the year ended December 31, 2005 (the “Form 10-K”) of Gateway fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Gateway.

Dated: March 14, 2006

By:	/s/ RICHARD D. SNYDER
Richard D. Snyder
Chief Executive Officer